SUPPLEMENT TO THE PROSPECTUS
                                       of
                  Keystone Capital Preservation and Income Fund
                                  (the "Fund")

         The section of the prospectus entitled "Portfolio Manager" under "Fund Management and Expenses" is hereby supplemented to reflect the following:

         Gary E. Pzegeo, Vice President of Keystone Investment Management Company, became portfolio manager of the Fund in April 1997. Mr. Pzegeo has been an investment professional at Keystone Investment Management Company since 1990.


June 2, 1997